SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       THE SECURITIES EXCHANGE ACT OF 1934


 Date of Report (Date of earliest event reported):
                       October 26, 2004 (October 21, 2004)


                               RUBY MINING COMPANY
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             (Exact Name of Registrant as Specified in its Charter)


          Colorado                       0-7501                  81-0214117
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)

  One Securities Centre, 3490 Piedmont Road, Suite 304, Atlanta, Georgia 30305
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                    (Address of principal executive offices)

                                  404-231-8500
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425).

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 8.01.    OTHER EVENTS.

         See attached news release.





                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                           RUBY MINING COMPANY
                                           (Registrant)


Dated: October 26, 2004                    By   /s/  G. Howard Collingwood
                                                --------------------------------
                                                G. Howard Collingwood
                                                Chairman and CEO

RELEASE
RUBY MINING COMPANY SIGNS AGREEMENT TO PURCHASE 25% OF NOVA MARINE EXPLORATION

Tuesday October 26, 10:37 am ET

ATLANTA, Oct. 26, 2004 (PRIMEZONE) -- Ruby Mining Company (OTC BB:RUBM.OB -
News) ("Ruby"), conducting operations through its subsidiary, Admiralty Corporation ("Admiralty), announced today that a Memorandum was signed on October 21, 2004, for Ruby to purchase 25% of Nova Marine Exploration, Inc. ("Nova Marine") for $1,500,000 cash and 1,050,000 shares of Ruby's common stock. Ruby and Nova Marine's close working relationship over the past few weeks has led the management of both companies to conclude that a formal ownership tie will produce extremely positive results for both companies.

Nova Marine has represented that it has an asset value of $8,000,000. Nova Marine owns approximately 75% of Nova Ray(r), Inc. and 50% of a collection of Chinese Porcelain currently valued at over $2,000,000. Information about this collection is available at http://www.oceanrecoveries.com. This collection was located and recovered by Marc and Krist Geriene, the two principal owners of Nova Marine. Nova Ray(r), Inc. manufactures and markets products using the patented Nova Ray(r) technology, including the Nova Ray(r) ROV (remotely operated vehicle). This ROV, with its patented wing design, solves long-time industry struggles with cable drag in strong currents, creating unmatched ocean and river maneuverability, stability and performance. Its design addresses and solves most of the challenges of difficult underwater environments. Nova Ray(r) is aggressively marketing its ROV for use in the Homeland Security market and recently signed an agreement to distribute its ROV in Australia, where the danger to divers posed by stinging jellyfish and sharks can be severe. Not only can the inspection of docks and harbors and the hulls of ships be conducted more safely with the ROV, it can also be accomplished in a more cost effective manner. For more information, view http://www.novaray.com. Lee McCauley, Manager of Diversified Financial Relations Consultants, LLC, Ruby's financial investor-relations consultant, stated that, "This represents a winning trifecta for Ruby's shareholders, Nova Marine's shareholders and the investors involved. We believe that Ruby's infrastructure and contacts can support Nova Marine while Mark and Krist Geriene have knowledge of several valuable shipwreck sites, especially in the Far East, and invaluable hands on experience in locating and recovering valuable artifacts. Additionally, the 25% ownership position in Nova Marine will strengthen Ruby's asset base."


Please visit http://www.admiraltycorporation.com for other news.


Forward-Looking Statements Caution:


This release contains "forward looking statements." Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based on expectations, estimates and projections that involve a number of risks and uncertainties (some of which are described in the Company's Annual Report for 2003 on Form 10-KSB filed with the SEC) which could cause actual results or events to differ materially from those anticipated. Ruby does not undertake to update any of its forward-looking statements that may be made from time to time.


Contact:
          Ruby Mining Company
          G. Howard Collingwood
          COB & CEO
          (404) 231-8500
          www.admiraltycorporation.com
          www.macreport.net
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Source: Ruby Mining Company